                                                                      EXHIBIT 10

                        SECOND AMENDMENT TO AMENDED AND
               RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT


          THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of December 19, 1996 (this "Amendment"), by and among Tidewater Inc., a Delaware corporation (the "Company"), the Domestic Subsidiaries (as defined in the Credit Agreement) of the Company named on Exhibit "A" attached hereto and made a part hereof, which Domestic Subsidiaries constitute all of the Domestic Subsidiaries of the Company (herein together with the Company called the "Companies"), and First National Bank of Commerce, as administrative agent ("Administrative Agent"), First National Bank of Commerce, The First National Bank of Boston and Texas Commerce Bank National Association, as agents ("Agents"), and First National Bank of Commerce, The First National Bank of Boston, Texas Commerce Bank National Association, AmSouth Bank of Alabama, Whitney National Bank, Hibernia National Bank and Bank One, Louisiana, N.A. (formerly Premier Bank National Association), as lenders (the "Lenders").


                                    RECITALS
                                    --------

          A. The Company, the Domestic Subsidiaries, the Administrative Agent, the Agents and the Lenders have executed a Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 29, 1995 (as amended, the "Credit Agreement") relating to a $130,000,000 line of credit expiring on September 30, 1998, after which the line of credit converts to a four-year term loan.

          B. The Companies and the Lenders have agreed (i) to increase the line of credit to $162,500,000 and (ii) to modify the basis for determining the Applicable LIBO Rate Margin and Applicable Facility Fee Rate.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained, the Companies and Lenders hereby agree as follows:

          1. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed hereto in the Credit Agreement.

          2. Section 1 (Commitment of Lenders) of the Credit Agreement is hereby amended to read as follows:

              Section 1. Commitment of Lenders. Subject to the terms and conditions hereof, each Lender severally agrees to make a loan to the Companies, on the terms and conditions set forth in this Agreement, in the following aggregate principal amount (the "Commitments"):

                                                   Line of Credit
              Lender                             Maximum Commitment
              ------                             ------------------

     First National Bank of Commerce                   $ 29,250,000

     The First National Bank of Boston                 $ 29,250,000

     Texas Commerce Bank National Association            29,250,000

     AmSouth Bank of Alabama                             22,750,000

     Whitney National Bank                               19,500,000

     Hibernia National Bank                              16,250,000

     Bank One, Louisiana, N.A.                           16,250,000
                                                       ------------

     Total                                             $162,500,000
                                                       ============


     3.   Section 11.1 (Definitions) of the Credit Agreement is hereby amended
(i) to delete the definitions of Credit Rating, (ii) to amend the definitions of Applicable Facility Fee Rate and Applicable LIBO Rate Margin, and (iii) to add definition of Debt to Total Capitalization, as follows:

                                 *     *     *

          "Applicable Facility Fee Rate" shall mean the following per annum facility fee interest rate applicable to the Available Credit from time to time depending on the Debt to Total Capitalization Ratio of the Company:

          Level                    Applicable Facility Fee Rate
          -----                    ----------------------------
          Level I                            0.250%
          Level II                           0.250%
          Level III                          0.250%
          Level IV                           0.250%

     The Applicable Facility Fee Rate for any fiscal quarter shall be determined by reference to the Debt to Total Capitalization Ratio as of the last day of the second fiscal quarter prior to the quarter for which the Applicable Facility Fee Rate is determined. For example, the Applicable Facility Fee Rate for the fiscal quarter beginning January 1, 1997 shall be determined on the basis of the Debt to Total Capitalization Ratio of the Company as of September 30, 1996.

          "Applicable LIBO Rate Margin" shall mean the following per annum interest rate applicable to LIBO Rate Advances from time to time depending on the Debt to Total Capitalization Ratio of the Company:

                                                        Applicable
          Level                                     LIBO Rate Margin
          -----                                     ----------------
          Level I                                       0.500%
          Level II                                      0.625%
          Level III                                     0.875%
          Level IV                                      1.125%

     The Applicable LIBO Rate Margin for any fiscal quarter shall be determined by reference to the Debt to Total Capitalization Ratio as of the last day of the second fiscal quarter prior to the quarter for which the Applicable LIBO Rate Margin is determined. For example, the Applicable LIBO Rate Margin for the fiscal quarter beginning January 1, 1997 shall be determined on the basis of the Debt to Total Capitalization Ratio of the Company as of September 30, 1996.

                                 *     *     *

          "Debt to Total Capitalization Ratio" shall mean the following ratio of
     (i) Consolidated Debt (defined for these purposes as Current Debt plus Funded Debt and including the face amount of all letters of credit issued for the account of all Companies on a consolidated basis) to (ii) the sum of Consolidated Debt (as defined in clause (i) hereof) plus Consolidated Total Stockholders' Equity (defined for these purposes as to total stockholders' equity of the Company, on a consolidated basis, as shown on the Company's financial statements prepared in accordance with generally accepted accounting principles) determined as of the last day of each fiscal quarter:

                                         Debt to Total
          Level                       Capitalization Ratio
          -----                       --------------------
          I                           Less than 25%
          II                          25% through 32.49%
          III                         32.5% through 39.99%
          IV                          40% and greater

     4. Section 6.10 (Investments) of the Credit Agreement is hereby amended to substitute "two years" for "one year" wherever such terms appear therein.

     5. The Company certifies and acknowledges to the Lenders as of the date of this Amendment, as follows: (i) all of the representations and warranties contained in Section 5 of the Credit Agreement are true and correct as of the date hereof; (ii) the Companies are in compliance with all the covenants, terms and conditions of the Credit Agreement; and (iii) no Default or Event of Default has occurred or is continuing.

     6. Except as otherwise specifically amended hereby, all of the covenants, terms and conditions of the Credit Agreement shall remain in full force and effect.

     7. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained in any one counterpart hereof; each counterpart shall be deemed an original, but all of such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                              TIDEWATER INC.


                              By:______________________________________________
                                 Name:   Ken C. Tamblyn
                                 Title:  Executive Vice President and Chief
                                         Financial Officer


                              GULF FLEET SUPPLY VESSELS, INC.
                              HILLIARD OIL & GAS, INC.
                              JACKSON MARINE CORPORATION
                              JAVA BOAT CORPORATION
                              QUALITY SHIPYARDS, INC.
                              S.O.P., INC.
                              SEAFARER BOAT CORPORATION
                              TIDEWATER COMPRESSION SERVICE, INC.
                              POINT MARINE, INC.
                              T. BENETEE CORPORATION
                              TIDEWATER NORTH SEA SAFETY, INC.
                              TIDEWATER OFFSHORE (GP-1984), INC.
                              TIDEWATER OFFSHORE SERVICES, INC.
                              TIDEWATER MARINE, INC.
                              TIDEWATER MARINE ALASKA, INC.
                              TIDEWATER MARINE ATLANTIC, INC.
                              TIDEWATER MARINE SERVICE, INC.
                              TIDEWATER MARINE WESTERN, INC.
                              TIDEWATER SERVICES, INC.
                              TT BOAT CORPORATION
                              TWENTY GRAND MARINE SERVICE, INC.
                              TWENTY GRAND OFFSHORE, INC.
                              ZAPATA GULF MARINE CORPORATION
                              ZAPATA GULF MARINE OPERATORS, INC.
                              ZAPATA GULF PACIFIC, INC.


                              By:______________________________________________
                                 Name:   Ken C. Tamblyn
                                 Title:  Authorized Officer

                              FIRST NATIONAL BANK OF COMMERCE,
                              as Administrative Agent, Agent and Lender


                              By:______________________________________________
                                Name:   J. Charles Freel, Jr.
                                 Title: Vice President


                              THE FIRST NATIONAL BANK OF BOSTON,
                              as Agent and Lender


                              By:______________________________________________
                                 Name:   Daniel O'Connor
                                 Title:  Director


                              TEXAS COMMERCE BANK NATIONAL
                                ASSOCIATION, as Agent and Lender


                              By:______________________________________________
                                 Name:    Mona Foch
                                 Title:   Vice President


                              AMSOUTH BANK OF ALABAMA, as Lender


                              By:______________________________________________
                                 Name:   Andrew W. Braswell
                                 Title:  Assistant Vice President


                              WHITNEY NATIONAL BANK, as Lender


                              By:_____________________________________________
                                 Name:   Donald J. Zornman
                                 Title:  Vice President

                              HIBERNIA NATIONAL BANK, as Lender


                              By:_____________________________________________
                                 Name:    Bruce L. Ross
                                 Title:   Vice President


                              BANK ONE, LOUISIANA, N.A.,
                                as Lender


                              By:_____________________________________________
                                 Name:    Emile J. Dumesnil
                                 Title:   Vice President

                                   EXHIBIT A
                                   ---------

                         LIST OF DOMESTIC SUBSIDIARIES

                                                State of
Name                                            Incorporation
----                                            -------------

Gulf Fleet Supply Vessels, Inc.                 Louisiana
Hilliard Oil & Gas, Inc.                        Nevada
Jackson Marine Corporation                      Delaware
Java Boat Corporation                           Louisiana
Quality Shipyards, Inc.                         Louisiana
S.O.P., Inc.                                    Louisiana
Seafarer Boat Corporation                       Louisiana
Tidewater Compression Service, Inc.             Texas
Point Marine, Inc.                              Louisiana
T. Benetee Corporation                          Delaware
Tidewater North Sea Safety, Inc.                Delaware
Tidewater Offshore (GP-1984), Inc.              Delaware
Tidewater Offshore Services, Inc.               Delaware
Tidewater Marine, Inc.                          Louisiana
Tidewater Marine Alaska, Inc.                   Alaska
Tidewater Marine Atlantic, Inc.                 Delaware
Tidewater Marine Service, Inc.                  Louisiana
Tidewater Marine Western, Inc.                  Texas
Tidewater Services, Inc.                        Louisiana
TT Boat Corporation                             Louisiana
Twenty Grand Marine Service, Inc.               Louisiana
Twenty Grand Offshore, Inc.                     Louisiana
Zapata Gulf Marine Corporation                  Delaware
Zapata Gulf Marine Operators, Inc.              Delaware
Zapata Gulf Pacific, Inc.                       Delaware